UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Mountain Valley Pipeline Construction Progress Update

Mountain Valley Pipeline, LLC (MVP Joint Venture) has continued to make significant forward construction progress on the Mountain Valley Pipeline (MVP) project, and, with construction ongoing, the targeted project completion remains the first quarter of 2024, at a total project cost of approximately $7.2 billion (excluding allowance for funds used during construction).

Since the resumption of forward construction in August 2023 and as of January 2, 2024, the MVP Joint Venture has completed, among other things:

•	the welding of 20.4 miles of upland pipe (0.9 miles remaining);
•	4,448 tie-in welds (approximately 935 remaining);
•	379 crossings (49 remaining, inclusive of major boring operations described below);
•	the hydrotesting of 17 segments representing 114 miles (29 segments remain to be tested);
•	the purging and packing of the pipeline through to the first compressor station, with purging and packing operations underway to the next compressor station (total of approximately 77 miles); and
•	the commissioning of two of three MVP compressor stations.

Regarding the project’s nine major bore locations, as of January 2, 2024, the MVP Joint Venture has completed boring operations at six such locations, and 77% of the combined total bore length for those nine locations is complete, with work ongoing at the remaining three locations. All major boring operations are expected to be complete by early February 2024.

In contrast to its contractor headcount drawdown plan at the end of November 2023, the MVP Joint Venture retained additional contractors through year-end 2023 in order to take advantage of good weather conditions to more efficiently complete certain construction activities, and because of certain challenging physical construction conditions encountered. As of year-end 2023, headcount was approximately 2,000 contractors. As additional progress is made toward completion, subject to certain factors, including the physical construction conditions and winter weather, it is anticipated that the headcount will be reduced to approximately 1,000 individuals by early February 2024 and, by early March 2024, to approximately 500 individuals primarily to support commissioning activities anticipated in that month.

As the MVP Joint Venture continues to diligently work towards responsibly completing the MVP project, it will continue to prioritize the safety of its workforce, communities, and assets, and the project’s compliance with applicable environmental standards and regulations.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “aim,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “budget,” “continue,” “could,” “design,” “estimate,” “expect,” “focused,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “on track,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “pursue,” “scheduled,” “seek,” “should,” “strategy,” “strive,” “target,” “view,” “will,” “anticipated” or “would” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside the control of Equitrans Midstream Corporation, the operator of the MVP project (the Company). Without limiting the generality of the foregoing, forward-looking statements specifically include the targeted total MVP project cost and schedule, including anticipated timing for commencing and completing certain aspects of the project such as the boring and commissioning operations, anticipated reductions in project contractor headcount and the ability to continue construction in the winter. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial, construction and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, including risks and uncertainties, such as the physical construction conditions, including steep slopes, boring operations, and/or any further unexpected geological or construction-related impediments, continued crew availability and productivity realizable in the winter season, the consequent ultimate amount of contingency funds utilized, project opposition, the receipt of certain variances and/or approvals, to the extent necessary, and potential winter weather. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC, as updated by the Company’s subsequent filings. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL. Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: January 3, 2024	By:	/s/ Kirk R. Oliver
Name: Kirk R. Oliver
Title: Executive Vice President and Chief Financial Officer